EXECUTION COPY

                                    GUARANTY

      THIS GUARANTY (this "Guaranty") is made as of the 19th day of March, 2001, by and among Artisan House, Inc., a Delaware corporation, TBD One, Inc. (formerly known as CSL Lighting Manufacturing, Inc.), a Delaware corporation, Decor Group, Inc., a Delaware corporation, Habitat Solutions, Inc., a Delaware corporation, Interiors.com, Inc., a Delaware corporation, Model Home Interiors, Inc., a Maryland corporation, Petals Factory Outlet of Connecticut, Inc., a Connecticut corporation, Petals Factory Outlet of Florida, Inc., a Florida corporation, Petals Factory Outlet of Pennsylvania, Inc., a Pennsylvania corporation, Petals Factory Outlet, Inc., a New York corporation, Petals, Inc., a Delaware corporation ("Petals"), Stylecraft Lamps, Inc., a Tennessee corporation ("Stylecraft", and, together with Petals, the "Borrowers"), TBD Two, Inc. (formerly known as Troy Lighting, Inc.), a California corporation and Windsor Art, Inc., a California corporation (the "Initial Guarantors" and along with any additional subsidiaries of the Borrower, which become parties to this Guaranty by executing an Addendum hereto in the form attached as Annex I, the "Guarantors") in favor of the Lender, under (and as defined in) the Promissory Note referred to below;

                                   WITNESSETH:

      WHEREAS, the Borrowers have issued that certain Promissory Note, dated March 19, 2001, in favor of Interiors Investors, L.L.C., a Delaware limited liability company (the "Lender") (as the same may be amended, modified, supplemented and/or restated, and as in effect from time to time, the "Promissory Note"), providing, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lender to the Borrowers;

      WHEREAS, it is a condition precedent to the extension of credit by the Lender to the Borrowers that each of the Guarantors (constituting certain of the subsidiaries of Interiors, Inc., a Delaware corporation ("Interiors")) execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due (whether at stated maturity, upon acceleration or otherwise) of all "Obligations" (as defined in the Promissory Note); and

      WHEREAS, in consideration of the direct and indirect financial and other support that the Borrowers have provided, and such direct and indirect financial and other support as the Borrowers may in the future provide, to the Guarantors, and in order to induce the Lender to make the Term Loan evidenced by the Promissory Note, each of the Guarantors is willing to guarantee the obligations of the Borrowers under the Promissory Note and the other Loan Documents;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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      Section 1. Definitions. Terms defined in the Promissory Note and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

      Section 2. Representations, Warranties and Covenants. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making of the Term Loan) that:

      (a) It is a corporation, limited liability company, partnership or other commercial entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has all requisite authority to conduct its business as a foreign person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a material adverse effect on the business or operations or performance of such Guarantor or any of its subsidiaries.

      (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by it of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

      (c) Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement (as applicable) or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, (ii) or conflict with or constitute a default thereunder, except such interference or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect on the business or operations or performance of such Guarantor or any of its subsidiaries, or (iii) result in the creation or imposition of any lien in, of or on its property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability against it of, this Guaranty other than those which have already been obtained or made.

            In addition to the foregoing, each of the Guarantors covenants that, so long as any amount payable under the Promissory Note or any other Obligations shall remain unpaid, it will, and, if necessary, will cause each of the other Loan Parties to, fully comply with those covenants and agreements of such Loan Parties set forth in the Promissory Note and the other Loan Documents.


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      Section 3. The Guaranty. Each of the Guarantors hereby unconditionally guarantees, jointly with the other Guarantors and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the Obligations, including, without limitation, (i) the principal of and interest on the Term Loan, (ii) the Special Sale Payment, and (iii) all other amounts payable by the Borrowers or any of their respective affiliates under the Promissory Note and the other Loan Documents (all of the foregoing being referred to collectively as the "Guaranteed Obligations"). Upon failure by Borrowers or any of their respective affiliates, as applicable, to pay punctually any such amount when due (whether at stated maturity, upon acceleration or otherwise), each of the Guarantors agrees that it shall forthwith on demand pay such amount at the place and in the manner specified in the Promissory Note or the relevant Loan Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.

      Section 4. Guaranty Unconditional. The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (i) any extension, renewal, settlement, indulgence, compromise, waiver or release of, or with respect to, the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;

            (ii) any modification or amendment of or supplement to the Promissory Note or any other Loan Document, including, without limitation, any such amendment which may increase the amount of the Obligations guaranteed hereby;

            (iii) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

            (iv) any change in the corporate, partnership or other existence, structure or ownership of any Loan Party or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of any Loan Party or any other guarantor of any of the Guaranteed Obligations;


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            (v) the existence of any claim, setoff or other rights which the
      Guarantors may have at any time against any Loan Party, any other guarantor of any of the Guaranteed Obligations, the Lender or any other person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

            (vi) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against any Loan Party or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Promissory Note, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any Loan Party or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations;

            (vii) the failure of the Lender to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

            (viii) the election by, or on behalf of, the Lender, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

            (ix) any borrowing or grant of a security interest by the Borrowers, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

            (x) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Lender for repayment of all or any part of the Guaranteed Obligations;

            (xi) the failure of any other Guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or

            (xii) any other act or omission to act or delay of any kind by any Loan Party, any other guarantor of the Guaranteed Obligations, the Lender or any other person or any other circumstance whatsoever which might, but for the provisions of this Section 4, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

      Section 5. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances; Release Upon Certain Events; Subordination.

      (a) Subject to clause (b) of this Section 5, each of the Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash and the Promissory Note shall have terminated or expired. If at any time any payment of the principal of or interest on the Term Loan or any other amount payable by the Borrowers or any other Loan Party under the Promissory Note or any other Loan Document is


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

rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrowers or otherwise, each of the Guarantors' obligations hereunder with respect to such payment shall be reinstated to the extent and as though such payment had been due but not made at such time.

      (b) Notwithstanding anything contained in this Guaranty to the contrary, each Guarantor shall have the right (and the Lender shall be deemed to have consented thereto) to sell or transfer, or permit the sale or transfer, of all or substantially all of its assets (including, without limitation, any Receivables, Inventory or Equipment), or the issued and outstanding equity securities of any of the other Guarantors or their respective subsidiaries, to any corporation, partnership, limited liability company or other entity or natural person, in each case, only so long as (x) no Event of Default shall have occurred and be continuing, (y) the Borrowers and Interiors shall have obtained the written consent of Foothill Capital Corporation in accordance with the terms of the Senior Credit Agreement in respect of such sale or transfer (a copy of which consent shall have been provided to the Lender), and (z) concurrently with the completion of any such sale, the Borrowers shall comply with the terms and provisions of the Promissory Note relating to the distribution or other use of any proceeds from any such sale. The Guarantors shall give the Lender not less than thirty (30) days' prior written notice of any such sale, which notice shall state the expected closing date thereof. Promptly after its receipt of such notice, the Lender shall, at the Guarantors' expense, take all steps reasonably necessary and appropriate to, and shall, subject to the satisfaction of the requirements set forth in the first sentence of this clause (b), release and discharge the applicable Guarantor and/or its subsidiaries from all its obligations hereunder effective as of the closing date of any such sale.

      (c) Notwithstanding any provision of this Guaranty to the contrary, each Guarantor consents and agrees, and the Lender by acceptance of this Guaranty likewise consents and agrees, that all amounts payable hereunder to the Lender by a Guarantor hereunder, all of the Guarantors' obligations hereunder, and all remedies of the Lender hereunder, shall be subordinated to the extent set forth in the Intercreditor Agreement. To the extent that any provision herein shall conflict with the provisions of the Intercreditor Agreement, so long as the Intercreditor Agreement shall be in effect, the terms of the Intercreditor Agreement shall prevail.

      Section 6. General Waivers. Except for written demand made by the Lender on such Guarantor with respect to payment hereunder, each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Loan Party, any other guarantor of the Guaranteed Obligations, or any other person.

      Section 7. Subordination of Subrogation; Subordination of Intercompany Indebtedness.

      (a) Subordination of Subrogation. Until the Obligations have been paid in full in cash, the Guarantors (i) shall have no right of subrogation with respect to such Obligations and (ii) waive any right to enforce any remedy which the Lender now has or may hereafter have against any Loan Party, any endorser or any guarantor of all or any part of the Obligations or any


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

other person, and the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Lender to secure the payment or performance of all or any part of the Obligations or any other liability of the Borrowers to the Lender. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Guarantor may have to the payment in full in cash of the Obligations and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Obligations are paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Lender and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Guaranty, and that the Lender and its successors and permitted assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 7(a).

      (b) Subordination of Intercompany Indebtedness. Each Guarantor agrees that any and all claims of such Guarantor against either Borrower or any other Guarantor hereunder (each an "Obligor") with respect to any "Intercompany Indebtedness" (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations. Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor (whether constituting part of Collateral given to the Lender to secure payment of all or any part of the Obligations or otherwise) shall be and are subordinated to the rights of the Lender in those assets. No Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document among the Borrowers and the Lender have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold (other than as permitted under the Promissory Note and the other Loan Documents), then, and in any such event (such events being herein referred to as an "Insolvency Event"), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Guarantor ("Intercompany Indebtedness") shall, subject to the terms of the Intercreditor Agreement, be paid or delivered directly to the Lender for application on any of the Obligations, due or to become due, until such Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements pursuant to any Loan Document among the Borrowers and the Lender, such Guarantor shall receive and hold the same


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in trust, as trustee, for the benefit of the Lender and shall, subject to the terms of the Intercreditor Agreement, forthwith deliver the same to the Lender in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Lender. If any such Guarantor fails to make any such endorsement or assignment to the Lender, the Lender or any of its officers or employees is irrevocably authorized to make the same. Subject to the terms of the Intercreditor Agreement, each Guarantor agrees that until the Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document among the Borrowers and the Lender have been terminated, no Guarantor will assign or transfer to any person (other than the Lender) any claim any such Guarantor has or may have against any Obligor. Notwithstanding anything contained in this Section 7(b) to the contrary, so long as no Event of Default shall have occurred and be continuing, and so long as no Insolvency Event shall have occurred, any Obligor may repay any Intercompany Indebtedness, and any Guarantor to whom such debt is owed may accept the repayment thereof, when the same shall become due and payable to the extent such payment shall be made and accepted in the ordinary course of business and consistent with past practice.

      Section 8. Contribution with Respect to Guaranteed Obligations.

      (a) To the extent that any Guarantor shall make a payment under this Guaranty (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guaranteed Obligations and termination of the Promissory Note, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

      (b) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

      (c) This Section 8 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 8 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.


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      (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

      (e) The rights of the indemnifying Guarantors against other Guarantors under this Section 8 shall be exercisable upon the full payment of the Guaranteed Obligations in cash and the termination of the Promissory Note.

      Section 9. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrowers under the Promissory Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of the Promissory Note or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Lender.

      Section 10. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in the Promissory Note with respect to the Lender and with respect to any Guarantor at the address set forth below or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Lender in accordance with the provisions of the Promissory Note.

                  Notice Address for Guarantors:

                  c/o Interiors, Inc.
                  320 Washington Street
                  Mount Vernon, NY 10553
                  Attn: David A. Schwartz, Esq.
                  Fax: (914) 665-5469

      Section 11. No Waivers. No failure or delay by the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Promissory Note and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

      Section 12. Successors and Assigns; Discharge Upon Certain Business Combinations. This Guaranty is for the benefit of the Lender and its successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of the Lender, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Promissory Note or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.


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      Section 13. Changes in Writing. Other than in connection with the addition of additional subsidiaries of Interiors, which become parties hereto by executing an Addendum hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Lender.

      Section 14. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS. ANY DISPUTE BETWEEN THE GUARANTORS AND THE LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS GUARANTY, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS
SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

      Section 15. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

      (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS GUARANTY, WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

            (B) OTHER JURISDICTIONS. EACH GUARANTOR AGREES THAT THE LENDER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTORS OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER EACH GUARANTOR OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR (3) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).


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            (C) SERVICE OF PROCESS; VENUE. EACH GUARANTOR WAIVES PERSONAL
SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY APPOINTS INTERIORS, INC. WHOSE ADDRESS IS 320 WASHINGTON STREET, MOUNT VERNON, NEW YORK, 10553 AS EACH GUARANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING ANY WRITS, SERVICE OF PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING ISSUED BY ANY COURT. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE LENDER TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

            (D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            (E) WAIVER OF BOND. EACH GUARANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL, ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT.

            (F) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS GUARANTY AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 15, WITH ITS COUNSEL.

      Section 16. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto


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

and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

      Section 17. Expenses of Enforcement, etc. Subject to the terms of the Promissory Note and the other Loan Documents, after the occurrence and during the continuance of an Event of Default under the Promissory Note, the Lender shall have the right at any time to commence enforcement proceedings with respect to the Guaranteed Obligations. The Guarantors agree to reimburse the Lender for any reasonable costs and out-of-pocket expenses (including reasonable attorneys' fees and expenses, which attorneys may be employees of the Lender) paid or incurred by the Lender in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty.

      Section 18. Setoff. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), the Lender may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (i) any indebtedness due or to become due from the Lender to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of the Lender or any of their respective affiliates.

      Section 19. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that the Lender shall have no duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event the Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, the Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which the Lender, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or
(iii) to make any other or future disclosures of such information or any other information to such Guarantor.

      Section 20. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      Section 21. Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and the Lender.

      Section 22. Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

            IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                                        ARTISAN HOUSE, INC.
                                        TBD ONE, INC. (FORMERLY KNOWN AS
                                           CSL LIGHTING MANUFACTURING,
                                           INC.)
                                        DECOR GROUP, INC.
                                        HABITAT SOLUTIONS, INC.
                                        INTERIORS.COM, INC.
                                        MODEL HOME INTERIORS, INC.
                                        PETALS FACTORY OUTLET OF
                                           CONNECTICUT, INC.
                                        PETALS FACTORY OUTLET OF
                                           FLORIDA, INC.
                                        PETALS FACTORY OUTLET OF
                                           PENNSYLVANIA, INC.
                                        PETALS FACTORY OUTLET, INC.
                                        PETALS, INC.
                                        STYLECRAFT LAMPS, INC.
                                        TBD TWO , INC. (FORMERLY KNOWN
                                           AS TROY LIGHTING, INC.)
                                        WINDSOR ART, INC.


                                        By:  ___________________________________
                                        Its: ___________________________________

                               ANNEX I TO GUARANTY

      Reference is hereby made to the Guaranty (the "Guaranty") made as of the 19th day of March, 2001, by and among Artisan House, Inc., a Delaware corporation, TBD One, Inc. (formerly known as CSL Lighting Manufacturing, Inc.), a Delaware corporation, Decor Group, Inc., a Delaware corporation, Habitat Solutions, Inc., a Delaware corporation, Interiors.com, Inc., a Delaware corporation, Model Home Interiors, Inc., a Maryland corporation, Petals Factory Outlet of Connecticut, Inc., a Connecticut corporation, Petals Factory Outlet of Florida, Inc., a Florida corporation, Petals Factory Outlet of Pennsylvania, Inc., a Pennsylvania corporation, Petals Factory Outlet, Inc., a New York corporation, Petals, Inc., a Delaware corporation, Stylecraft Lamps, Inc., a Tennessee corporation, TBD Two, Inc. (formerly known as Troy Lighting, Inc.), a California corporation and Windsor Art, Inc., a California corporation (the "Initial Guarantors" and along with any additional subsidiaries of Interiors, Inc., a Delaware corporation, which become parties thereto and together with the undersigned, the "Guarantors") in favor of the Lender under the Promissory Note. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by the terms and provisions of such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.

      IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Guaranty as of this __________ day of _________, ____.

                                        [NAME OF NEW GUARANTOR]


                                        By:_____________________________________
                                        Title:__________________________________


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